_________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 29, 2002

          GS Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-89556	13-6357101
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (212) 902-1000

                                                             None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.1

Filed concurrently herewith under Form SE are certain materials (the "Computational Materials") furnished to the Registrant by Goldman, Sachs & Co. (the "Underwriter") in respect of Mortgage Pass-Through Certificates, Series 2002-8F, Class IA-1, Class IA-2, Class IA-3, Class IA-4, Class IA-5, Class IA-6, Class IIA-1, Class IIA-2, Class IIIA-A1, Class IIIA-A2, Class IIIA-B1, Class IIIA-B2, Class IIIA-BX, Class A-P, Class A-X, Class B1, Class B2 and Class B3 Certificates (the "Certificates").  The Class IA-1, Class IA-2, Class IA-3, Class IA-4, Class IA-5, Class IA-6, Class IIA-1, Class IIA-2, Class IIIA-A1, Class IIIA-A2, Class IIIA-B1, Class IIIA-B2, Class IIIA-BX, Class A-P, Class A-X, Class B1, Class B2 and Class B3 Certificates are being offered pursuant to a Prospectus Supplement, dated August 28, 2002, and a Prospectus, dated July 22, 2002 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act").  The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-89556) (the "Registration Statement").  The Securities and Exchange Commission declared this Registration Statement effective at 9:00 A.M. on June 6, 2002.  The Computational Materials are incorporated by reference in the Registration Statement.

The Computational Materials were prepared solely by the Underwriter and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

___________________
1 Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the
  Prospectus.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Computational Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By: /s/ Jay F. Strauss

      Name: Jay F. Strauss

      Title:   Secretary

Dated:  August 29, 2002

EXHIBIT INDEX

Exhibit No.

Description

Page No.

99.1

Computational Materials

Exhibit 99.1     Computational Materials (P)

[To be filed on Form SE]